Commitments	12 Months Ended
Dec. 31, 2022
Capital commitments [abstract]
Commitments
37. Commitments

Figures in million - SA rand	2022	2021	2020
Capital expenditure
Authorised	43,616	19,983	7,535
Kloof	1,731	1,593	1,516
Driefontein	990	877	885
Beatrix	262	317	169
SGL corporate	521	1,086	961
Cooke	3	3	54
Burnstone	2,741	4,353	8
Kroondal	332	395	319
Platinum Mile	25	17	—
Rustenburg operation	2,697	3,348	2,574
Marikana	27,955	6,841	63
Sandouville	290	—	—
Keliber	4,324	—	—
Other[1]	1,745	1,153	986
Contracted for	4,113	3,826	1,866
Other guarantees[2]	3,314	2,653	1,488
[1] Includes authorised capital expenditure relating to DRDGOLD of R1,458 million (2021: R549 million, 2020: R605 million)
[2] Included in the amount are guarantees related to the Marikana operations of R2.2 billion (2021: R2.1 billion, 2020: R0.9 billion). The Group has an insurance policy over these guarantees which includes a pledge of non-financial and financial assets of Sibanye UK, LSA UK Limited, WPL, EPL, Messina Limited and Messina Platinum Mines Limited (collectively the insured entities) in the event that the insured entities enter liquidation. At 31 December 2022, the insured entities' total assets amounted to R58,873 million which includes property, plant and equipment of R6,815 million, trade receivables of R7,684 million, inventory of R8,821 million and cash and cash equivalents of R5,220 million. Management does not expect the policy to be triggered due to the financial position and liquidity of the Group
Commitments will be funded from internal sources and to the extent necessary from borrowings. This expenditure primarily relates to mining activities, infrastructure, hostel upgrades as well as the development of K4, Burnstone and Keliber.